Quarterly Report

January 31, 2021

SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Fund Distributors, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Fund Distributors, LLC. No financial product offered by State Street Global Advisors Fund Distributors, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust

January 31, 2021

(Unaudited)

Schedule of Investments (Unaudited)	1

Notes to Schedule of Investments (Unaudited)	2

SPDR Dow Jones Industrial Average ETF Trust

SCHEDULE OF INVESTMENTS

January 31, 2021 (Unaudited)

Security Description	Shares	Value

COMMON STOCKS — 99.9%
3M Co.	5,480,612	$962,724,304
American Express Co.	5,480,612	637,175,951
Amgen, Inc.	5,480,612	1,323,184,155
Apple, Inc.	5,480,612	723,221,560
Boeing Co.	5,480,612	1,064,280,044
Caterpillar, Inc.	5,480,612	1,002,075,098
Chevron Corp.	5,480,612	466,948,142
Cisco Systems, Inc.	5,480,612	244,325,683
Coca-Cola Co.	5,480,612	263,891,468
Dow, Inc.	5,480,612	284,443,763
Goldman Sachs Group, Inc.	5,480,612	1,486,177,556
Home Depot, Inc.	5,480,612	1,484,259,342
Honeywell International, Inc.	5,480,612	1,070,747,166
Intel Corp.	5,480,612	304,228,772
International Business Machines Corp.	5,480,612	652,795,695
Johnson & Johnson	5,480,612	894,052,236
JPMorgan Chase & Co.	5,480,612	705,190,346
McDonald’s Corp.	5,480,612	1,139,090,398
Merck & Co., Inc.	5,480,612	422,390,767
Microsoft Corp.	5,480,612	1,271,282,759
NIKE, Inc. Class B	5,480,612	732,154,957
Procter & Gamble Co.	5,480,612	702,669,265
salesforce.com, Inc. (a)	5,480,612	1,236,206,843
Travelers Cos., Inc.	5,480,612	747,007,416
UnitedHealth Group, Inc.	5,480,612	1,828,222,551
Verizon Communications, Inc.	5,480,612	300,063,507
Visa, Inc. Class A	5,480,612	1,059,128,269
Walgreens Boots Alliance, Inc.	5,480,612	275,400,753
Walmart, Inc.	5,480,612	769,971,180
Walt Disney Co. (a)	5,480,612	921,674,520

TOTAL COMMON STOCKS (Cost $25,330,724,017)		$24,974,984,466

(a)	Non-income producing security.

The following table summarizes the value of the Trust’s investments according to the fair value hierarchy as of January 31, 2021.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:

INVESTMENTS:
Common Stocks	$24,974,984,466	$—	$—	$24,974,984,466

See accompanying Notes to Schedule of Investments.

SPDR Dow Jones Industrial Average ETF Trust

NOTES TO SCHEDULE OF INVESTMENTS

January 31, 2021 (Unaudited)

Security Valuation

The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.

Valuation techniques used to value the Trust’s equity investments are as follows:

Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value (“NAV”) and the prices used by the Trust’s underlying index, Dow Jones Industrial Average (“DJIA”), which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.

The Trustee values the Trust’s assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Other information regarding the Trust is available in the Trust’s most recent report to shareholders. This information is also available on the Trust’s website at www.spdrs.com as well as on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

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